Exhibit 10.3 EXECUTION VERSION CONSENT AND SECOND AMENDMENT TO ELEVENTH RESTATED AND AMENDED CREDIT AGREEMENT THIS CONSENT AND SECOND AMENDMENT, dated as of April 28, 2023 (this “Consent and Amendment”), is entered into by and among TRITON CONTAINER INTERNATIONAL LIMITED, an exempted company limited by shares incorporated under the laws of Bermuda (“TCIL” or “Lead Borrower”), TAL INTERNATIONAL CONTAINER CORPORATION, a corporation organized and existing under the laws of the State of Delaware (“TALICC”; together with TCIL, the “Borrowers” and each individually, a “Borrower”), the LENDERS party hereto, TRITON INTERNATIONAL LIMITED, an exempted company limited by shares incorporated in Bermuda (the “Guarantor” or “Triton Holdco”), as a guarantor, and BANK OF AMERICA, N.A., in its capacity as the administrative agent for the lenders (in such capacity, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below). R E C I T A L S WHEREAS, the parties hereto are parties to that certain Eleventh Restated and Amended Credit Agreement, dated as of October 14, 2021, as amended by that certain First Amendment to Eleventh Restated and Amended Credit Agreement, dated as of October 26, 2022 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”); WHEREAS, the Guarantor has entered into that certain Agreement and Plan of Merger by and among the Guarantor, Brookfield Infrastructure Corporation, a corporation organized under the laws of British Columbia (the “Public Parent”), Thanos Holdings Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Parent”), and Thanos MergerSub Limited, an exempted company limited by shares incorporated under the laws of Bermuda and a subsidiary of Parent (“Merger Sub”), dated as of April 11, 2023 (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into the Guarantor, with the Guarantor as the surviving company (together with the Merger Agreement, the “Merger”); WHEREAS, as a result of the Merger, the Guarantor will become a wholly-owned subsidiary of Parent and, as a result thereof, there will occur a “Change of Control” (as defined in the Credit Agreement); and WHEREAS the Loan Parties have requested that the Majority Lenders consent to the Merger and, in connection therewith, waive and amend certain provisions of the Credit Agreement and the Majority Lenders have agreed to provide such consent and agree to such amendment, on the terms and conditions and otherwise as hereinafter set forth; NOW, THEREFORE, based upon the above recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

2 SECTION 1. CONSENT. Pursuant to Section 15.2 of the Credit Agreement, the Majority Lenders hereby consent to the Merger and therefore agree that the same shall not result in a Change of Control for purposes of the Credit Agreement. SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. (a) Effective as of the date of consummation of the Merger, the following definition shall be added to the Credit Agreement as follows: ““Brookfield” means Brookfield Infrastructure Fund V, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure Corporation, Brookfield Corporation, or Brookfield Asset Management Ltd., and any of their respective affiliates, and any trust, fund, company, partnership or person owned, managed, sponsored or advised, directly or indirectly, by Brookfield Infrastructure Fund V, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure Corporation, Brookfield Corporation, or Brookfield Asset Management Ltd. or any of their respective affiliates or any direct or indirect subsidiaries of any such trust, fund, company, partnership or person.” (b) Effective as of the date of consummation of the Merger, the definition of “Change of Control” in the Credit Agreement shall be amended and restated in its entirety as follows: ““Change of Control” means an event or series of events by which: (a) Triton Holdco shall cease directly or indirectly to own 100% of the Voting Stock of each Borrower, except pursuant to Section 10.11; or (b) any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of more than 40% of the total of all Voting Stock of Triton Holdco (or, if applicable, a Successor Holding Company (as defined below)); provided, that notwithstanding the foregoing, (i) any transaction pursuant to which more than 50% of the total of all Voting Stock of Triton Holdco is owned or continues to be owned directly or indirectly by Brookfield will not be deemed to involve a Change of Control and (ii) a transaction will not be deemed to involve a Change of Control solely as a result of Triton Holdco becoming a direct or indirect wholly owned subsidiary of a holding company if the direct or indirect holders of the Voting Stock or shares of such holding company immediately following that transaction are substantially the same as the holders of Triton Holdco’s Voting Stock immediately prior to that transaction (and such holders of Triton Holdco’s Voting Stock immediately prior to such

3 transaction would not have otherwise caused a Change of Control) (such an entity, a “Successor Holding Company”).” SECTION 3. MISCELLANEOUS (a) Representations and Warranties. Each of the Borrowers and the Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that: (i) Such Borrower’s or such Guarantor’s execution, delivery and performance of this Consent and Amendment, are within its power, have been duly authorized by all necessary company action and do not and will not present a material conflict with, or constitute a material breach of, or a default under, (i) its charter or bylaws, (ii) any provision of law, (iii) any material agreement or instrument binding upon such Borrower or such Guarantor or (iv) any court or administrative order or decree applicable to such Borrower or such Guarantor, and do not and will not require, or result in, the creation or imposition of any Lien on any asset of such Borrower or such Guarantor or any of its Restricted Subsidiaries; (ii) no consent or approval of any Governmental Authority or any other Person is required for such Borrower’s or such Guarantor’s due execution, delivery and performance of this Consent and Amendment; (iii) this Consent and Amendment has been duly executed and delivered by such Borrower or such Guarantor; (iv) this Consent and Amendment is such Borrower’s or such Guarantor’s legal, valid and binding obligation, enforceable against such Borrower or such Guarantor in accordance with its terms, except to the extent limited by Debtor Relief Laws and by general principles of equity; (v) after giving effect to this Consent and Amendment, each representation and warranty set forth in Section 9 of the Credit Agreement is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date); and (vi) after giving effect to this Consent and Amendment, no Event of Default or Unmatured Event of Default exists. (b) Reference to and Effect on the Credit Agreement; Successors and Assigns. (i) On and after the effectiveness of this Consent and Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Consent and Amendment.

4 (ii) Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. To the extent the Merger would give rise to a right of consent or termination or any other right under the Credit Agreement and the other Loan Documents or otherwise, by countersigning this Consent and Amendment the Lenders hereby acknowledge and agree that, after giving effect to this Consent and Amendment, the Merger shall not constitute a breach or Unmatured Event of Default or Event of Default or give rise to any other right under the Credit Agreement or other Loan Documents. (iii) The execution, delivery and effectiveness of this Consent and Amendment shall not, except as provided herein, operate as a waiver of any right, power or remedy of any Lender or Administrative Agent under any of the Loan Documents, nor a waiver of any provision of any of the Loan Documents. (iv) This Consent and Amendment, and the Credit Agreement as specifically amended by this Consent and Amendment, shall be binding upon Borrowers, the Guarantor, the Lenders, the Issuers and the Administrative Agent, and their respective successors and assigns. (c) Electronic Execution. This Consent and Amendment and any other Loan Document delivered herewith may be in the form of an Electronic Record and may be executed using Electronic Signatures, and may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed counterpart which has been converted into electronic form (such as scanned into PDF format), or an electronically signed counterpart converted into another format, for transmission, delivery and/or retention. (d) Miscellaneous. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 1.3, 15.5, 15.6, 15.7, 15.11, 15.12, 15.15 and 15.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis. This Consent and Amendment shall constitute a Loan Document. [Signatures on Following Page]

[Signature Page to Consent and Amendment] IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Consent and Amendment to be duly executed as of the date first above written. BORROWERS: TRITON CONTAINER INTERNATIONAL LIMITED, as a Borrower By:/s/ Jeremy Glick Name: Jeremy Glick Title: Vice President and Treasurer TAL INTERNATIONAL CONTAINER CORPORATION, as a Borrower By: /s/ Jeremy Glick Name: Jeremy Glick Title: Vice President and Treasurer GUARANTOR: TRITON INTERNATIONAL LIMITED, as the Guarantor By: /s/ Jeremy Glick Name: Jeremy Glick Title: Vice President and Treasurer

[Signature Page to Consent and Amendment] BANK OF AMERICA, N.A., as the Administrative Agent By: /s/ DeWayne D. Rosse Name: DeWayne D. Rosse Title: Assistant Vice President

[Signature Page to Consent and Amendment] REGIONS BANK, as a Lender By:/s/ Holli Balzer Name: Holli Balzer Title: Director

[Signature Page to Consent and Amendment] MIZUHO BANK, LTD., as a Lender By: /s/ Donna DeMagistris Name: Donna DeMagistris Title: Executive Director

[Signature Page to Consent and Amendment] ROYAL BANK OF CANADA, as a Lender and as an Issuer By: /s/ Scott Umbs Name: Scott Umbs Title: Authorized Signatory

[Signature Page to Consent and Amendment] THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Gergory Kervin Name: Gregory Kervin Title: Vice President

[Signature Page to Consent and Amendment] SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Laurent Levy Name: Laurent Levy Title: Managing Director

[Signature Page to Consent and Amendment] CITIZENS BANK, N.A., as a Lender By: /s/ Michael DeVivio Name: Michael DeVivo Title: Vice President

[Signature Page to Consent and Amendment] DBS BANK LTD., as a Lender By: /s/ Josephine Lim Name: Josephine Lim Title: Executive Director

[Signature Page to Consent and Amendment] MUFG BANK, LTD., as a Lender By: /s/ Wolfgang Arbaczewski Name: Wolfgang Arbaczewski Title: Director

[Signature Page to Consent and Amendment] TRUIST BANK, as a Lender By: /s/ Hays Wood Name: Hays Wood Title: Director

[Signature Page to Consent and Amendment] PNC BANK NATIONAL ASSOCIATION, as a Lender and as an Issuer By: /s/ Samreen Fatima Name: Samreen Fatima Title: Vice President

[Signature Page to Consent and Amendment] FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ J. David Izard Name: J. David Izard Title: Senior Vice President

[Signature Page to Consent and Amendment] MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender By: /s/ Richard Cook Name: Richard Cook Title: Senior Vice President

[Signature Page to Consent and Amendment] ZIONS BANCORPORATION, N.A., dba California Bank & Trust, as a Lender By: /s/ Melissa Chiu Name: Melissa Chiu Title: Senior Vice President

[Signature Page to Consent and Amendment] CITIBANK, N.A., as a Lender By: /s/ Martin Dineen Name: Martin Dineen Title: Authorized Signer

[Signature Page to Consent and Amendment] CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: /s/ Christoph Clauss Name: Christoph Clauss Title: Managing Director By: /s/ Yannick Legourieres Name: Yannick Legourieres Title: Managing Director

[Signature Page to Consent and Amendment] INDUSTRIAL AND COMMERICAL BANK OF CHINA LTD., NEW YORK BRANCH, as a Lender By: /s/ Chan K. Park Name: Chan K. Park Title: Executive Director By: /s/ Jamie Matos Name: Jamie Matos Title: Director

[Signature Page to Consent and Amendment] ING BELGIUM SA/NV, as a Lender By: /s/ Arnaud Barbanel Name: Arnaud Barbanel Title: By: /s/ Bram Debruyne Name: Bram Debruyne Title:

[Signature Page to Consent and Amendment] BANK OF AMERICA, N.A., as a Lender and as an Issuer By: /s/ Eric Hill Name: Eric Hill Title: Director

[Signature Page to Consent and Amendment] WELLS FARGO BANK, N.A., as a Lender and as an Issuer By: /s/ Jerri Kallam Name: Jerri Kallam Title: Managing Director

[Signature Page to Consent and Amendment] THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: /s/ Archana Joshee Name: Archana Joshee Title: Authorized Signatory